UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                          Date of Report - May 17, 2007
                        (Date of earliest event reported)

                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                   22810 03                  0311630
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)

              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of principal executive offices)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

       [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.
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          The Company received a Nasdaq Staff Determination that the Company was not in compliance with Marketplace Rule 4310(c)(14) for failing to timely file the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 ("Form 10-Q"). The May 17, 2007 Staff Determination is in addition to the Nasdaq Staff Determination received by the Company on April 18, 2007, regarding the Company being in violation of Marketplace Rule 4310(c)(14) for not timely filing its Annual Report on Form 10-K for the year ended December 31, 2006 ("Form 10-K").

         The non-compliance with Marketplace Rule 4310(c)(14) makes the Company's common stock subject to being delisted from The Nasdaq Stock Market. In accordance with the procedures of The Nasdaq Stock Market, on April 19, 2007, the Company requested a hearing with respect to the April 18, 2007 Staff Determination before the Nasdaq Listing Qualifications Panel ("Panel") to request an exception to its non-compliance with Marketplace Rule 4310(c)(14). By operation of Marketplace Rule 4805(a), the Company's hearing request automatically stayed the delisting of its common stock pending the Panel's review and determination. The hearing has been scheduled for May 31, 2007. In accordance with Marketplace Rule 4804(c), the May 17, 2007 Staff Determination will be heard with the April 18, 2007 Staff Determination during the May 31, 2007 Panel hearing. There can be no assurance that the Panel will grant the Company's request for an exception that will allow continued listing of the common stock. Until a determination is made by the Panel, an indicator will be added to the Company's trading symbol noting the Company's non-compliance.

         A copy of a press release issued by the Company on May 18, 2007 regarding the May 17, 2007 Nasdaq Staff Determination is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)    The following exhibit is being furnished herewith:

       99.1   Press release issued by the Company dated May 18, 2007.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:  May 18, 2007             Mace Security International, Inc.



                                 By:  /s/ Gregory M. Krzemien
                                      ------------------------------------------
                                      Gregory M. Krzemien
                                      Chief Financial Officer and Treasurer